UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         October 17, 2013

USA TRUCK, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19858	71-0556971
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Industrial Park Road
Van Buren, Arkansas	72956
(Address of Principal Executive Offices)	(Zip Code)

(479) 471-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

  This Form 8-K/A is being filed to correct typographical errors included on slide 12 of the slide presentation discussed during the earnings conference call held by USA Truck, Inc. (the “Company”) on October 17, 2013.  The slide presentation was originally attached as Exhibit 99.2 to the Company’s Form 8-K filed on October 17, 2013.

Item 2.02                      Results of Operations and Financial Condition

  Furnished herewith as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference is a revised version of the slide presentation initially presented during the Company’s earnings conference call held on October 17, 2013.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

99.1	Revised version of the slide presentation discussed during the earnings conference held on October 17, 2013.

  The information contained in this report and the exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  The information set forth herein, or in the exhibits, shall not be deemed an admission as to the materiality of any information herein or in the exhibits hereto that is required to be disclosed to satisfy the requirements of Regulation FD.

  The information in Items 2.02 and 9.01 of this report and the exhibits hereto may contain “forward-looking statements” within the meaning of Section 27A of the Securities and Section 21E of the Exchange Act. Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to the paragraph containing cautionary forward-looking language contained in various disclosures by the Company in its news releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Truck, Inc.
(Registrant)

Date:	October 17, 2013	/s/ John M. Simone
John M. Simone
President and Chief Executive Officer

Date:	October 17, 2013	/s/ Clifton R. Beckham
Clifton R. Beckham
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Revised version of the slide presentation discussed during the earnings conference held on October 17, 2013.